UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2018 (April 19, 2018)
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 19, 2018, AGNC Investment Corp. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at the Hyatt Regency Bethesda, Bethesda, Maryland 20814 at 9:00 a.m. (ET). The record date for the Annual Meeting was February 26, 2018. As of the record date, a total of 391,316,840 shares of the Company’s common stock, par value $0.01 (“Common Stock”), were entitled to vote at the Annual Meeting. There were 333,684,754 shares of Common Stock present in person or by proxy at the Annual Meeting. Set forth below are the matters acted upon by the common stockholders and the final voting results of each such proposal.

1.    Election of Directors. The Company’s common stockholders voted to elect five (5) Director Nominees to hold office for a term of one (1) year and until his or her successor is duly elected and qualified.

Nominee	For	Against	Abstain	Non Votes
Gary D. Kain	239,457,114	5,246,255	1,087,939	87,893,444
Morris A. Davis	235,722,071	8,940,107	1,129,131	87,893,444
Larry K. Harvey	239,047,365	5,606,079	1,137,865	87,893,444
Prue B. Larocca	239,000,094	5,655,055	1,136,159	87,893,444
Paul E. Mullings	237,574,646	7,088,115	1,128,548	87,893,444

2.    Amendment to the Amended and Restated Certificate of Incorporation. The Company's common stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 600,000,000 to 900,000,000.

For	Against	Abstain	Non Votes
292,742,795	37,913,467	3,028,491	0

3.    Executive Compensation. The Company’s common stockholders voted on an advisory and non-binding basis in favor of approval of the advisory resolution on executive compensation.

For	Against	Abstain	Non Votes
122,902,265	121,009,423	1,879,621	87,893,444

4.    Ratification of appointment of Ernst & Young LLP. The Company’s common stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent public accountant for the year ending December 31, 2018.

For	Against	Abstain	Non Votes
327,495,222	4,228,462	1,961,069	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: April 20, 2018	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary